UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21504
                                                     ---------

                  Advent/Claymore Enhanced Growth & Income Fund
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               (Exact name of registrant as specified in charter)


                 1065 Avenue of the Americas, New York, NY 10018
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               (Address of principal executive offices) (Zip code)

                             Robert White, Treasurer
                 1065 Avenue of the Americas, New York, NY 10018
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                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (212) 479-0675

                       Date of fiscal year end: October 31
                                                ----------

                    Date of reporting period: April 30, 2009
                                              --------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:


    SEMIANNUAL                                                             |
        REPORT                                   ADVENT/CLAYMORE ENHANCED  | LCM
April 30, 2009                                       GROWTH & INCOME FUND  |
   (Unaudited)                                                             |


Picture: Winding Bridge

Logo:
ADVENT                                                              Logo:
CAPITAL MANAGEMENT                                                  CLAYMORE(SM)

                                                            WWW.CLAYMORE.COM/LCM
                                                  ... YOUR BRIDGE TO THE LATEST,
                                           MOST UP-TO-DATE INFORMATION ABOUT THE
                                   ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND

                                LCM    |  ADVENT/CLAYMORE
                                LISTED |  ENHANCED GROWTH
                                NYSE(R)|  & INCOME FUND

Graphic: Winding Road

Logo:
ADVENT                                                              Logo:
CAPITAL MANAGEMENT                                                  CLAYMORE(SM)

    There can be no assurence the fund will achive its investment objective.
The value of the fund will fluctuate with the value of the underlying securites.
      Historically, closed-end funds ofen trade at a discount to their net asset value.

             NOT FDIC-INSURED o NOT BANK-GUARANTEED o MAY LOSE VALUE

The shareholder report you are reading right now is just the beginning of the story. Online at WWW.CLAYMORE.COM/LCM, you will find:

o Daily, weekly and monthly data on share prices, net asset values, distributions, and more

o  Portfolio overviews and performance analyses

o  Announcements, press releases and special notices

o  Fund and adviser contact information

Advent Capital Management and Claymore are continually updating and expanding shareholder information services on the Fund's website, in an ongoing effort to provide you with the most current information about how your Fund's assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.



2 | SemiAnnual Report | April 30, 2009

LCM | Advent/Claymore Enhanced Growth & Income Fund

Dear SHAREHOLDER |

Photo of: Tracy V. Maitland
TRACY V. MAITLAND
PRESIDENT AND CHIEF EXECUTIVE OFFICER


We thank you for your investment in the Advent/Claymore Enhanced Growth & Income Fund (the "Fund"). This report covers the Fund's performance for the semiannual period ended April 30, 2009.

The Fund's primary investment objective is to seek current income and current gains from trading in securities, with a secondary objective of long term capital appreciation. Under normal market conditions, the Fund invests at least 70% of its managed assets in a diversified portfolio of equity securities and convertible securities of U.S. and non-U.S. issuers and up to 30% of its managed assets in non-convertible high yield securities. Additionally, the Fund intends to engage in a strategy of writing (selling) covered call options on at least 50% of the securities held in the portfolio of the Fund, thus generating option writing premiums. Due to recent market volatility, the Fund may not be invested at these levels at all times. We seek international investment opportunities in each asset class, with an emphasis on large multinational companies. Appreciation potential is provided by investments in convertibles and common stock, while the allocation to high-yield securities is primarily a source of income. The balance between convertible securities, equities and high-yield securities and the degree to which the Fund engages in a covered call strategy will vary from time to time based on security valuations, interest rates, equity market volatility and other economic and market factors. This flexibility to move among the three asset classes is quite beneficial to the Fund's ability to balance return and risk.

All Fund returns cited--whether based on net asset value ("NAV") or market price--assume the reinvestment of all distributions. For the six-month period ended April 30, 2009, the Fund generated a total return based on market price of 2.75% and a return of 1.78% based on NAV. As of April 30, 2009, the Fund's market price of $8.47 represented a discount of 18.87% to NAV of $10.44. As of October 31, 2008, the Fund's market price of $8.97 represented a discount of 17.78% to NAV of $10.91.

The Fund paid a quarterly distribution of $0.35 per share in November 2008 and $0.264 per share in February 2009. The Fund's distribution was reduced in an effort to provide greater balance between the Fund's primary investment objective to seek current income and current gains from trading in securities and its secondary investment objective of long-term capital appreciation, along with seeking to enhance the Fund's earning power over time. We believe that maintaining and potentially growing the Fund's net asset value could benefit the Fund's shareholders over time. There is no guarantee of any future distributions or that the current returns and distribution rate will be maintained.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan ("DRIP"), which is described in detail on page 28 of the Fund's semiannual report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund's common shares is at a premium above NAV, the DRIP reinvests participants' distribution in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of



                                          SemiAnnual Report | April 30, 2009 | 3

LCM | Advent/Claymore Enhanced Growth & Income Fund | DEAR SHAREHOLDER continued

compounding returns over time. The DRIP effectively provides an income averaging technique, which causes shareholders to accumulate a larger number of Fund shares when the market price is depressed than when the price is higher.

The Fund is managed by a team of experienced and seasoned professionals led by myself in my capacity as Chief Investment Officer (as well as President and Founder) of Advent Capital Management, LLC. We encourage you to read the following Questions & Answers section, which provides more information about the factors that impacted the Fund's performance.

We thank you for your investment in the Fund and we are honored that you have chosen the Advent/Claymore Enhanced Growth & Income Fund as part of your investment portfolio. For the most up-to-date information on your investment, please visit the Fund's website at www. claymore.com/lcm.



Sincerely,



/s/ Tracy V. Maitland

Tracy V. Maitland
President and Chief Executive Officer of the Advent/Claymore Enhanced Growth & Income Fund

June 2, 2009



4 | SemiAnnual Report | April 30, 2009

LCM | Advent/Claymore Enhanced Growth & Income Fund

QUESTIONS & ANSWERS |

Advent/Claymore Enhanced Growth & Income Fund (the "Fund") is managed by a team of seasoned professionals at Advent Capital Management, LLC, led by Tracy V. Maitland, Advent's President and Chief Investment Officer. In the following interview, the management team discusses the equity, convertible securities and high-yield markets and the performance of the Fund during the six-month period ended April 30, 2009.


--------------------------------------------------------------------------------
WILL YOU REMIND US OF THIS FUND'S OBJECTIVES AND HOW YOU SEEK TO ACHIEVE THEM?

The Fund's primary investment objective is to provide current income and current gains from trading in securities, with a secondary objective of long-term capital appreciation. Under normal market conditions, the Fund invests at least 70% of its managed assets in a diversified portfolio of equity securities and convertible securities of U.S. and non-U.S. issuers and up to 30% of its managed assets in non-convertible high yield securities. Additionally, the Fund intends to engage in a strategy of writing (selling) covered call options on at least 50% of the securities held in the portfolio of the Fund, thus generating option writing premiums. Due to recent market volatility, the Fund may not be invested at these levels at all times. We seek international investment opportunities in each asset class, with an emphasis on large multinational companies. Appreciation potential is provided by investments in convertibles and common stock, while the allocation to high-yield securities is primarily a source of income.


--------------------------------------------------------------------------------
PLEASE TELL US ABOUT THE ECONOMIC AND MARKET ENVIRONMENT OVER THE LAST SIX
MONTHS.

In the last annual report for this Fund, published six months ago, we described a financial crisis that originated with the end of a housing boom fueled by excessively easy credit. In early December 2008, the National Bureau of Economic Research (NBER) officially declared that the U.S. economy had fallen into a recession that began in December 2007. The U.S. economy continued to contract in subsequent months, with drops in real Gross Domestic Product, a broad measure of economic activity, at annual rates of more than 6% in the fourth quarter of 2008 and the first quarter of 2009.

After the September failure of Lehman Brothers Holdings Inc., credit markets froze, with investors becoming intolerant of risk. As fearful investors sought the protection of U.S. Treasury securities, spreads between Treasury securities and bonds with any degree of credit risk widened dramatically, reducing market values of risky bonds. Selling from hedge funds, the majority investor in convertibles, on account of forced delevering, exacerbated the decline. In September 2008, return of the Merrill Lynch All U.S. Convertibles Index was -14.57%, and in October the return was -17.99%. These negative monthly returns rival the biggest annual losses for convertibles since 1953, the earliest year for which records of returns on the Merrill Lynch All U.S. Convertibles Index are available.

The extreme market dislocation presented uncommon opportunities. For example, in October 2008 a convertible bond of Transocean, Inc., the largest offshore drilling contractor in the world, with a 1.5% coupon dropped to a price that provided a yield to the first put date in 2010 of 7.5%. (Transocean, Inc. Ser. C, represented 0.7% of long-term investments as of April 30, 2009.) At the same time, 5.25% coupon straight bonds of the same company, with the same seniority in the credit structure, were selling at a price that provided a yield of 6.65%. (Transocean 5.25% coupon straight bonds are provided as an example and are not held in the portfolio.) This means that investors could purchase bonds that are convertible to common stock and could receive more income than they would receive from straight bonds with no conversion feature. Typically the yield on convertible bonds is lower than the yield on regular not-convertible bonds because the convertible has the potential of converting to common equity. There are two ways for investors in convertible bonds to make money, from the coupon and from participating in appreciation in the price of the common stock, if any.

Not surprisingly, this extraordinary market situation attracted new investors. Sometime in November, the hedge fund forced selling dissipated, and there was considerable buying by managers of equity and bond funds, many of which can use convertibles, since they are debt instruments that convert into equities. As investors quickly tired of near-zero yields in the Treasury markets, they began to seek risk again, buying new securities and solving a major market concern about refinancing of upcoming maturing issues. From mid-November through the first few months of 2009, there was a significant rebound in convertibles, so that return of the Merrill Lynch All U.S. Convertibles Index for the six-month period ended April 30, 2009 was 11.50%.

Equity and bond markets began to recover at about the same time, though markets have remained quite volatile, and returns for many indices were negative for the six months ended April 2009. Despite gains in March and April, the Standard & Poor's 500 Index returned -8.53% for the six-month period ended April 30, 2009. For the same six-month period returns of the MSCI World Index, which measures performance of world equity markets, was -5.25%. Most European markets were down for the period, but equity markets in some developing countries were quite strong.



                                          SemiAnnual Report | April 30, 2009 | 5

LCM | Advent/Claymore Enhanced Growth & Income Fund
| QUESTIONS & ANSWERS continued

At the beginning of this period, spreads between yields of corporate bonds and U.S. Treasury securities, which are considered not to carry credit risk, were far wider than what we consider normal. As investors regained confidence and became more comfortable with risk, bonds with more credit risk generally performed better than less risky bonds over the last six months. The Barclays Capital US Aggregate Bond Index, which measures return of the high-quality U.S. bond market as a whole, returned 7.74% for the six months ended April 30, 2009, but the return of the Merrill Lynch High Yield Master II Index, which measures performance of the high-yield bond market, was 15.20%. The Barclays Capital 10-20 Year U.S. Treasury Index was also quite strong, with a return of 11.40%.


--------------------------------------------------------------------------------
HOW DID THE FUND PERFORM IN THIS ENVIRONMENT?

All Fund returns cited--whether based on net asset value ("NAV") or market price--assume the reinvestment of all distributions. For the six-month period ended April 30, 2009, the Fund generated a total return based on market price of 2.75% and a return of 1.78% based on NAV. As of April 30, 2009, the Fund's market price of $8.47 represented a discount of 18.87% to NAV of $10.44. As of October 31, 2008, the Fund's market price of $8.97 represented a discount of 17.78% to NAV of $10.91.

For comparison, The CBOE S&P 500 2% OTM BuyWrite Index (BXY), an index that measures performance of out-of-the-money S&P 500 Index call options, returned -6.86% over the same period; the Fund's higher return than this index illustrates the value of the Fund's strategy during this period, emphasizing convertible securities over equities.

The market value of the Fund's shares fluctuates from time to time, and it may be higher or lower than the Fund's NAV. The current discount to NAV may provide an opportunity for suitable investors to purchase shares of the Fund below the market value of the securities in the underlying portfolio. We believe that, over the long term, the progress of the NAV will be reflected in the market price return to shareholders, although there can be no guarantee.


--------------------------------------------------------------------------------
HOW DID YOU ALLOCATE THE FUND AMONG ASSET CLASSES OVER THE LAST SIX MONTHS?

The Fund was designed to be diversified among asset classes but to also have the flexibility to reallocate assets as necessary. Investments are allocated globally among stocks, convertible securities and high-yield bonds. There was a time when equities represented 40% to 45% of the Fund's portfolio, and a year ago approximately half of the Fund's convertible allocation was in convertible preferred stocks. Responding to market conditions, we have restructured the Fund's portfolio considerably. The extreme weakness in the convertible and high yield bond markets in the fall of 2008 provided some unusual opportunities for the Fund. We were able to invest in convertible bonds of high quality companies at very attractive prices, simultaneously increasing income and improving the portfolio's credit quality, while also positioning the Fund to participate in an improving equity market.

We also increased the exposure to high yield bonds, which represented 12.5% of the portfolio as of April 30, 2009. Rigorous credit research is especially important in the selection of high-yield bonds for this Fund, and Advent's proprietary credit research emphasizes cash flow and balance sheets. We focus on the higher-quality segment of the high-yield bond market, also known as "junk" bonds, avoiding those bonds that we feel are more likely to default.

At the beginning of the Fund's fiscal year, on November 1, 2008, convertible bonds represented 30.6% of the portfolio, and convertible preferred stocks represented 22.2%, so that the total exposure to convertibles was 52.8%. In the ensuing months, we shifted more of the Fund's assets into convertible bonds, reducing the exposure to convertible preferred stock and common stock. As of April 30, 2009, 81.8% of the Fund's assets are in convertibles; of this, 64.5% is in convertible bonds and 17.3% in convertible preferreds. The equity position has been reduced significantly to 4.4% of assets, down from 29.0% at the beginning of the period.

In terms of sector representation, we have emphasized one of the most defensive industry groups - health care - and one that has traditionally been a major source of income but has recently been extremely volatile, financial services. As of April 30, 2009, 27.8% of the Fund's assets are invested in health care and 21.1% in financials.

We reduced the position in foreign securities before the beginning of this period, and we have kept foreign exposure fairly low in recent months because we believe that there is greater risk in foreign securities than in the U.S. at this time. Most world markets followed the U.S. into recession, and we believe they will lag the U.S. in recovery. Also, few governments or central banks are taking the aggressive approach of the U.S. to attempt to calm markets and stimulate growth. As of April 30, 2009, 27.6% of the



6 | SemiAnnual Report | April 30, 2009

LCM | Advent/Claymore Enhanced Growth & Income Fund | QUESTIONS & ANSWERS continued

portfolio was in securities of companies headquartered outside the U.S.


--------------------------------------------------------------------------------
WHICH INVESTMENT DECISIONS CONTRIBUTED TO THE FUND'S PERFORMANCE?

Among the top performing positions were two generic pharmaceutical companies, convertible bonds issued by Teva Pharmaceutical Finance Co. BV and Teva Pharmaceutical Finance LLC (2.2% of long-term investments), special purpose finance subsidiaries of Teva Pharmaceutical Industries, and a preferred issue of Mylan, Inc. (2.0% of long-term investments), the third-largest generic pharmaceutical company in the world. Mylan is a highly leveraged company in which we began investing about two years ago, believing that investors were exhibiting excessive concern about competition from larger integrated pharmaceutical companies. The stock has more than doubled over the last six months, and the convertible bonds have also moved up sharply, while also providing an attractive level of income. Teva provides an example of the benefits of convertibles, as the bonds moved up much more than the stock over the past six months; this is a solid company with sound credit and good growth potential.



--------------------------------------------------------------------------------
What is a covered call?

A call is an option (or contract) that gives its holder the right, but not the obligation, to buy shares of the underlying security at a specified price on or before a pre-determined expiration date.After this predetermined date, the option and its corresponding rights expire.A covered call is when the seller of the call option also owns the security on which the call is written.
--------------------------------------------------------------------------------



Also positive was a position in a preferred issue of Johnson Controls, Inc. (1.5% of long-term investments), a provider of products that optimize energy usage in buildings and vehicles. This company issued new equity as well as new convertible bonds in March 2009; both the stock and the bonds moved following the March announcement of a restructuring designed to reduce costs.

The writing of covered call options also contributed to the Fund's performance during this six-month period. The Fund's covered call options were particularly valuable in the first four months of the period, when the equity market was extremely weak. During this period we achieved high returns on nearly every option written, since falling prices of securities meant the Fund kept the call premiums. During the last two months of the period, the equity markets rallied, and during this time, covered call options were a negative contributor to the total return. While the percentage of the portfolio invested in equities is less than in previous periods, the Fund wrote more options against equities underlying convertible holdings. The Fund's intent is to write covered call options on at least 50% of the securities held in the portfolio; as of April 30, 2009, we have options written against approximately 54% of the total securities in the Fund, and calls were written against some of the shares in all of the Fund's equity positions.

We manage our covered call overlay primarily to help us meet distribution goals and, to a lesser extent, to help maintain the Fund's NAV. Option premiums, dividends, interest and capital appreciation are all part of the total return. Most of our covered call writing centers on our U.S. equity and convertible exposure, given that the U.S. has a broad and deep options market, while many international companies that we find attractive do not have options.

Although we have the ability to write calls on the entire portfolio, covered calls are generally written on no more than 60-65% of the total portfolio. We usually write calls on just a portion of a position so that if the price of the security rises substantially and the call is exercised, we still maintain a portion of the position.


--------------------------------------------------------------------------------
WHICH DECISIONS HURT PERFORMANCE?

Most of the losses occurred early in the period, before the equity, high yield and convertibles markets began to recover in early 2009.

One of the worst performing positions was a preferred issue of SLM Corp. (0.6% of long-term investments), which we had considered reasonably secure because the majority of its assets were in government-guaranteed student loans. However, legislation recently has been proposed to effectively nationalize the student loan business, thereby bypassing much of SLM's business was not anticipated, and the preferred stock lost significant value.

Other negatives were positions in convertible preferred issues of Citigroup, Inc. (1.1% of long-term investments) and KeyCorp (0.5% of long-term investments), two bank holding companies that have experienced a series of write-downs and have had to raise additional capital. An equity position in Micron Technology (not held in portfolio at period end), a provider of memory semiconductors, performed poorly on poor economic demand.



                                          SemiAnnual Report | April 30, 2009 | 7

LCM | Advent/Claymore Enhanced Growth & Income Fund | QUESTIONS & ANSWERS continued


--------------------------------------------------------------------------------
WHAT IS YOUR CURRENT OUTLOOK FOR THE MARKETS AND THE FUND?

This Fund has the advantage of the ability to invest in multiple asset classes, adjusting the asset mix according to the opportunities available in various markets around the world. In the early part of this period, we found unprecedented opportunities in the market for convertible bonds and raised our allocation to this asset class seeing better risk/reward in this asset class than alternatives.

The convertible market has improved dramatically over the past few months, and our outlook for the U.S. convertible market is very positive for the months ahead. Rising prices of debt instruments such as high yield bonds and bank loans are positive, since these securities are the underpinning of convertible securities. Experience from past recessions indicates that the economy and the stock market recover after credit markets begin to improve. An improving economy will mean more new issues of bonds and convertibles, as companies seek to fund their growth.

We continue to write covered call options on a meaningful portion of the portfolio, taking advantage of high premiums in a volatile market.

We believe that, over the long term, our careful security selection and asset allocation will help the Fund's performance by providing favorable returns in rising markets and a level of income that can provide some protection for overall return against down markets.


--------------------------------------------------------------------------------
INDEX DEFINITIONS

Indices are unmanaged and it is not possible to invest directly in an index.

The Merrill Lynch All U.S. Convertibles Index (VXA0) is comprised of approximately 500 issues of convertible bonds and preferred stock of all qualities.

S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

MSCI World Index is a free float-adjusted market capitalization index that measures global developed market equity performance of the developed market country indices of Europe, Australasia, the Far East, the U.S. and Canada.

The Barclays Capital US Aggregate Bond Index covers the U.S. dollar-denominated, investment-grade, fixed rate, taxable bond market of SEC-registered securities. The Index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities and collateralized mortgage-backed securities sectors. U.S. Agency Hybrid Adjustable Rate Mortgage (ARM) securities were added to the U.S. Aggregate Index on April 1, 2007, but are not eligible for the Global Aggregate Index.

Merrill Lynch High Yield Master II Index is a commonly used benchmark index for high yield corporate bonds. It is a measure of the broad high yield market.

The Barclays Capital 10-20 Year U.S. Treasury Index is comprised of securities in the Treasury Index (i.e., public obligations of the U.S. Treasury) with a maturity from 10 up to (but not including) 20 years.

The CBOE S&P 500 2% OTM BuyWrite Index (BXY) uses the same methodology as the widely accepted CBOE S&P 500 BuyWrite Index (BXM), but the BXY Index is calculated using out-of-the-money S&P 500 Index (SPX) call options, rather than at-the-money SPX call options. The BXY strategy diversifies the buy-write opportunities currently provided by the BXM. The BXY Index yields lower monthly premiums in return for a greater participation in the upside moves of the S&P 500.



8 | SemiAnnual Report | April 30, 2009

LCM | Advent/Claymore Enhanced Growth & Income Fund | QUESTIONS & ANSWERS continued

--------------------------------------------------------------------------------
LCM ADDITIONAL RISKS AND DISCLOSURE

The views expressed in this report reflect those of the Portfolio Managers and Claymore only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. The Fund is subject to investment risk, including the possible loss of the entire amount that you invest. Past performance does not guarantee future results.

CONVERTIBLE SECURITIES. The Fund is not limited in the percentage of its assets that may be invested in convertible securities. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, the convertible security's market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible's "conversion price," which is the predetermined price at which the convertible security could be exchanged for the associated stock.

SYNTHETIC CONVERTIBLE SECURITIES. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security because a synthetic convertible security is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

EQUITY SECURITIES RISK. Equity risk is the risk that securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of particular companies whose securities the Fund holds.

RISKS ASSOCIATED WITH OPTIONS ON SECURITIES. There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

LOWER GRADE SECURITIES. The Fund may invest an unlimited amount in lower grade securities. Investing in lower grade securities (commonly known as "junk bonds") involves additional risks, including credit risk. Credit risk is the risk that one or more securities in the Fund's portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status.

FOREIGN SECURITIES AND EMERGING MARKETS RISK. Investing in non-U.S. issuers may involve unique risks, such as currency, political, economic and market risk. In addition, investing in emerging markets entails additional risk including, but not limited to (1) news and events unique to a country or region (2) smaller market size, resulting in lack of liquidity and price volatility (3) certain national policies which may restrict the Fund's investment opportunities.

ILLIQUID INVESTMENTS. The Fund may invest without limit in illiquid securities. The Fund may also invest without limit in Rule 144A Securities. Although many of the Rule 144A Securities in which the Fund invests may be, in the view of the Investment Manager, liquid, if qualified institutional buyers are unwilling to purchase these Rule 144A Securities, they may become illiquid. Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities.

In addition to the risks described above, the Fund is also subject to: Interest Rate Risk, Credit Risk, Call Risk, Currency Risks, Management Risk, Strategic Transactions, Anti-Takeover Provisions, and Market Disruption Risk. Please see www.claymore.com/lcm for a more detailed discussion about Fund risks and considerations.



                                          SemiAnnual Report | April 30, 2009 | 9

LCM | Advent/Claymore Enhanced Growth & Income Fund

Fund SUMMARY | AS OF APRIL 30, 2009 (unaudited)



FUND STATISTICS
-------------------------------------------------------
Share Price                                     $ 8.47
Common Share Net Asset Value                    $10.44
Premium/Discount to NAV                         -18.87%
Net Assets ($000)                             $142,013
-------------------------------------------------------


TOTAL RETURNS
-------------------------------------------------------
(INCEPTION 1/31/05)                MARKET          NAV
-------------------------------------------------------
Six-Month non-annualized            2.75%         1.78%
One Year                          -35.57%       -31.21%
Three Year - average annual       -12.70%       -11.19%
Since Inception - average annual  -10.07%        -5.52%
-------------------------------------------------------


                                         % OF LONG TERM
TOP TEN INDUSTRIES                          INVESTMENTS
-------------------------------------------------------
Pharmaceuticals                                   12.1%
Diversified Financial Services                     7.6%
Telecommunications                                 6.7%
REITS                                              6.6%
Banks                                              6.4%
Biotechnology                                      4.8%
Mining                                             4.8%
Oil and Gas Services                               4.8%
Miscellaneous Manufacturing                        4.7%
Chemicals                                          4.5%
-------------------------------------------------------


                                         % OF LONG TERM
TOP TEN ISSUERS                             INVESTMENTS
-------------------------------------------------------
Bank of America Corp.                              2.6%
Ingersoll Rand-Co. Ltd.                            2.6%
Teva Pharmaceutical Industries Ltd.                2.2%
Alliant Techsystems, Inc.                          2.2%
Freeport-McMoRan Copper & Gold, Inc.               2.1%
Transocean, Inc.                                   2.1%
Mylan, Inc.                                        2.0%
Newell Rubbermaid, Inc.                            1.9%
NASDAQ OMX Group, Inc. (The)                       1.7%
Newmont Mining Corp.                               1.7%
-------------------------------------------------------

Past performance does not guarantee future results. All portfolio data is subject to change daily. For more current information, please visit www.claymore.com/lcm. The above summaries are provided for informational purposes only and should not be viewed as recommendations.

Line Chart:

SHARE PRICE & NAV PERFORMANCE

       Share Price       Nav
10/31/08  8.97           10.93
          9              11
          9.26           11.35
          9.02           11.09
          8.6            10.76
          8.84           10.9
          8.7            10.84
          8.5            10.66
          7.78           10.01
          8.08           10.28
          7.9            10.1
          7.66           9.93
          7.41           9.9
          7.01           9.6
          6.6            9.19
          6.65           9.36
          7.05           9.69
          7.12           9.78
          7.4            9.95
          7.36           9.97
          6.9            9.59
          7.14           9.68
          7.24           9.68
          7.01           9.55
          7              9.6
          7.3            9.79
          7.13           9.76
          7.21           9.82
          7.01           9.72
          7.03           9.79
          6.94           9.74
          7.25           9.94
          7.24           10.01
          7.3            9.98
          7.4            10.07
          7.4            10
          7.5            9.98
          7.61           10.01
          7.7            10.03
          7.75           10.04
          7.96           10.14
          8.11           10.21
          8.44           10.32
          8.51           10.41
          8.73           10.51
          8.63           10.45
          8.74           10.47
          8.61           10.43
          8.61           10.36
          8.63           10.39
          8.61           10.26
          8.56           10.22
          8.72           10.26
          8.54           10.06
          8.71           10.18
          8.62           10.12
          8.57           10.14
          8.55           10.2
          8.6            10.25
          8.88           10.4
          8.59           10.31
          8.58           10.22
          8.64           10.15
          8.74           10.23
          8.65           10.23
          8.83           10.33
          9              10.38
          9.02           10.41
          8.73           10.26
          8.44           10.03
          8.34           10.04
          8.29           10.03
          7.96           9.82
          7.98           9.85
          7.82           9.83
          7.54           9.78
          7.08           9.69
          7.47           9.78
          7.62           9.76
          7.6            9.68
          7.62           9.6
          7.05           9.39
          6.97           9.36
          7.2            9.44
          6.74           9.33
          6.67           9.31
          6.57           9.28
          7.04           9.45
          7.17           9.46
          7.44           9.56
          7.43           9.62
          7.43           9.58
          7.59           9.63
          7.76           9.7
          7.65           9.74
          7.4            9.71
          7.75           9.96
          7.63           9.89
          7.7            9.92
          7.85           10
          7.72           9.93
          7.53           9.77
          7.67           9.87
          7.8            9.91
          8.03           10.1
          8.07           10.1
          7.94           10.08
          7.77           10.02
          7.9            10.09
          8.19           10.28
          8.24           10.28
          8.09           10.24
          8.11           10.27
          8.32           10.37
          8.37           10.35
          8.06           10.14
          8.16           10.24
          8.2            10.21
          8              10.27
          8.32           10.41
          8.29           10.34
          8.36           10.3
          8.47           10.43
4/30/09   8.47           10.44

Pie Chart:

PORTFOLIO COMPOSITION (% of Total Investments)

Convertible Bonds          64.5%

Convertible Preferred
Stocks                     17.3%

Corporate Bonds            12.5%

Common Stocks               4.4%

Exchange-Traded Funds       1.2%

Call Options Purchased      0.1%



                                         % OF LONG TERM
COUNTRY BREAKDOWN                           INVESTMENTS
-------------------------------------------------------
United States                                     72.4%
Cayman Islands                                     8.4%
Bermuda                                            5.6%
Jersey                                             3.7%
Canada                                             2.0%
Luxembourg                                         1.9%
Netherlands Antilles                               1.9%
Netherlands                                        1.8%
United Kingdom                                     1.2%
Japan                                              0.9%
Brazil                                             0.2%
-------------------------------------------------------


10 | SemiAnnual Report | April 30, 2009

LCM | Advent/Claymore Enhanced Growth & Income Fund

Portfolio of INVESTMENTS | APRIL 30, 2009 (unaudited)

PRINCIPAL
AMOUNT                                                                        VALUE
-----------------------------------------------------------------------------------
                      LONG-TERM INVESTMENTS - 90.7%
                      CONVERTIBLE BONDS - 58.6%
                      AEROSPACE AND DEFENSE - 2.0%
$      2,750,000      Alliant Techsystems, Inc., BB-
                      2.75%, 9/15/11 (a)                               $  2,801,562
-----------------------------------------------------------------------------------
                      AGRICULTURE - 1.2%
HKD   12,500,000      Chaoda Modern Agriculture Holdings Ltd.,
                       Ser. CHAO, BB-
                      0.00%, 5/8/11 (Cayman Islands) (g)                  1,713,757
-----------------------------------------------------------------------------------
                      AUTO PARTS AND EQUIPMENT - 0.7%
$        850,000      BorgWarner, Inc., BBB
                      3.50%, 4/15/12 (a)                                    981,750
-----------------------------------------------------------------------------------
                      BANKS - 0.9%
$      1,349,000      National City Corp., A
                      4.00%, 2/1/11                                       1,256,256
-----------------------------------------------------------------------------------
                      BEVERAGES - 0.7%
$        950,000      Molson Coors Brewing Co., BBB-
                      2.50%, 7/30/13 (a)                                  1,008,188
-----------------------------------------------------------------------------------
                      BIOTECHNOLOGY - 3.5%
$      2,130,000      Amgen, Inc., A+
                      0.125%, 2/1/11                                      1,983,563
$        250,000      Amylin Pharmaceuticals, Inc., NR
                      3.00%, 6/15/14                                        150,000
$      1,150,000      Life Technologies Corp., BB+
                      2.00%, 8/1/23 (a)                                   1,344,063
$      1,500,000      United Therapeutics Corp., NR
                      0.50%, 10/15/11 (a)                                 1,526,250
-----------------------------------------------------------------------------------
                                                                          5,003,876
-----------------------------------------------------------------------------------
                      CHEMICALS - 3.1%
Euro   1,300,000      Bayer Capital Corp. BV, BBB
                      6.625%, 6/1/09 (Netherlands)                        1,738,013
CHF    1,300,000      Lonza Finance Ltd., NR
                      1.50%, 7/15/09 (Jersey)                             1,307,659
HKD    9,250,000      Sinofert Holdings Ltd., NR
                      0.00%, 8/7/11 (Bermuda) (g)                         1,411,344
-----------------------------------------------------------------------------------
                                                                          4,457,016
-----------------------------------------------------------------------------------
                      COAL - 0.5%
$      1,250,000      Massey Energy Co., BB-
                      3.25%, 8/1/15 (a)                                     767,188
-----------------------------------------------------------------------------------
                      COMPUTERS - 0.9%
$      1,250,000      EMC Corp., A-
                      1.75%, 12/1/11 (a)                                  1,304,688
-----------------------------------------------------------------------------------
                      DIVERSIFIED FINANCIAL SERVICES - 3.0%
CHF      900,000      Actelion Finance SCA, NR
                      0.00%, 11/22/11 (Luxembourg) (g)                      877,093
Euro  51,000,000      International Power Jersey Ltd., BB-
                      3.25%, 7/20/13 (Jersey)                             1,078,631
$      2,800,000      Nasdaq OMX Group, Inc. (The), BB+
                      2.50%, 8/15/13 (a)                                  2,229,500
-----------------------------------------------------------------------------------
                                                                          4,185,224
-----------------------------------------------------------------------------------


PRINCIPAL
AMOUNT                                                                        VALUE
-----------------------------------------------------------------------------------
                      ELECTRICAL COMPONENTS & EQUIPMENT - 0.8%
$      1,200,000      Suntech Power Holdings Co. Ltd., NR
                      0.25%, 2/15/12 (Cayman Islands)                  $  1,075,500
-----------------------------------------------------------------------------------
                      ENGINEERING & CONSTRUCTION - 0.5%
$        500,000      Fluor Corp., BBB+
                      1.50%, 2/15/24 (a)                                    690,625
-----------------------------------------------------------------------------------
                      HEALTHCARE - PRODUCTS - 2.8%
$      1,500,000      Apogent Technologies, Inc./Thermo Fisher
                       Scientific, Inc., A-
                      0.07%, 12/15/33 (a) (i)                             1,799,400
$      1,200,000      Beckman Coulter, Inc., BBB
                      2.50%, 12/15/36 (a)                                 1,210,500
$      1,000,000      NuVasive, Inc., NR
                      2.25%, 3/15/13 (a)(e)                               1,018,750
-----------------------------------------------------------------------------------
                                                                          4,028,650
-----------------------------------------------------------------------------------
                      HEALTHCARE - SERVICES - 1.3%
$      2,065,000      Laboratory Corp. of America Holdings, BBB-
                      0.00%, 9/11/21 (a)(g)                               1,830,106
-----------------------------------------------------------------------------------
                      HOUSEWARES - 1.2%
$      1,146,000      Newell Rubbermaid, Inc., BBB-
                      5.50%, 3/15/14 (a)                                  1,677,458
-----------------------------------------------------------------------------------
                      INSURANCE - 1.3%
$      1,820,000      Old Republic International Corp., NR
                      8.00%, 5/15/12 (a)                                  1,797,250
-----------------------------------------------------------------------------------
                      INTERNET - 3.4%
$        865,000      Akamai Technologies, Inc., NR
                      1.00%, 12/15/33 (a)                                 1,275,875
$      1,500,000      HLTH Corp., NR
                      1.75%, 6/15/23 (a)                                  1,423,125
$      2,000,000      Symantec Corp., NR
                      0.75%, 6/15/11 (a)                                  2,127,500
-----------------------------------------------------------------------------------
                                                                          4,826,500
-----------------------------------------------------------------------------------
                      IRON/STEEL - 2.0%
$      1,500,000      ArcelorMittal, BBB+
                      5.00%, 5/15/14 (Luxembourg)                         1,554,180
$      1,200,000      United States Steel Corp., BB
                      4.00%, 5/15/14 (a)                                  1,278,000
-----------------------------------------------------------------------------------
                                                                          2,832,180
-----------------------------------------------------------------------------------
                      MINING - 2.0%
$      1,500,000      Newmont Mining Corp., BBB+
                      1.25%, 7/15/14 (a)                                  1,680,000
$        500,000      Newmont Mining Corp., BBB+
                      1.625%, 7/15/17 (a)                                   543,750
$        500,000      Placer Dome, Inc./Barrick Gold Corp., A-
                      2.75%, 10/15/23 (Canada)                              649,375
-----------------------------------------------------------------------------------
                                                                          2,873,125
-----------------------------------------------------------------------------------

See notes to financial statements.

                                         SemiAnnual Report | April 30, 2009 | 11


LCM | Advent/Claymore Enhanced Growth & Income Fund | PORTFOLIO OF INVESTMENTS
(unaudited) continued

PRINCIPAL
AMOUNT                                                                        VALUE
-----------------------------------------------------------------------------------
                      MISCELLANEOUS MANUFACTURING - 3.2%
$      2,350,000      Danaher Corp., A+
                      0.00%, 1/22/21 (a)(g)    $                          2,109,125
$      1,300,000      Ingersoll-Rand Co. Ltd., BBB+
                      4.50%, 4/15/12 (Bermuda) (a)                        1,816,750
$        550,000      Textron, Inc., Ser. TXT, BBB-
                      4.50%, 5/1/13                                         592,504
-----------------------------------------------------------------------------------
                                                                          4,518,379
-----------------------------------------------------------------------------------
                      OIL AND GAS - 2.6%
$      1,000,000      SOCO Finance Jersey Ltd., Ser. SIA, NR
                      4.50%, 5/16/13 (Jersey)                               935,038
$      2,000,000      Transocean, Inc., Ser. A, BBB+
                      1.625%, 12/15/37 (Cayman Islands) (a)               1,862,500
$      1,000,000      Transocean, Inc., Ser. C, BBB+
                      1.50%, 12/15/37 (Cayman Islands) (a)                  855,000
-----------------------------------------------------------------------------------
                                                                          3,652,538
-----------------------------------------------------------------------------------
                      OIL AND GAS SERVICES - 3.2%
$        750,000      Cameron International Corp., BBB+
                      1.50%, 5/15/24 (a)                                  1,113,750
$      1,725,000      Core Laboratories LP, NR
                      0.25%, 10/31/11 (a)                                 1,791,844
$      1,200,000      Schlumberger Ltd., Ser. B, A+
                      2.125%, 6/1/23 (Netherlands Antilles) (a)           1,662,000
-----------------------------------------------------------------------------------
                                                                          4,567,594
-----------------------------------------------------------------------------------
                      PHARMACEUTICALS - 6.2%
$      1,350,000      Allergan, Inc., NR
                      1.50%, 4/1/26                                       1,378,687
$      1,600,000      Cephalon, Inc., Ser. B, NR
                      0.00%, 6/15/33 (a)(g)                               1,922,000
$      1,550,000      King Pharmaceuticals, Inc., BB
                      1.25%, 4/1/26                                       1,162,500
$      1,750,000      Shire PLC, Ser. REGs, NR
                      2.75%, 5/9/14 (Jersey)                              1,449,338
$        700,000      Teva Pharmaceutical Finance Co. BV, Ser. D, BBB+
                      1.75%, 2/1/26 (Netherlands Antilles) (a)              762,125
$      2,000,000      Teva Pharmaceutical Finance LLC, Ser. C, BBB+
                      0.25%, 2/1/26 (a)                                   2,087,500
-----------------------------------------------------------------------------------
                                                                          8,762,150
-----------------------------------------------------------------------------------
                      REITS - 6.0%
$      1,270,000      Boston Properties LP, A-
                      3.625%, 2/15/14 (a)(e)                              1,006,475
$      1,299,000      Digital Realty Trust LP, NR
                      5.50%, 4/15/29 (a)(e)                               1,269,772
$      1,344,000      Hospitality Properties Trust, BBB
                      3.80%, 3/15/27                                      1,041,600
$      1,750,000      Host Hotels & Resorts LP, BB+
                      3.25%, 4/15/24 (a)(e)                               1,682,187
$        625,000      Macerich Co. (The), NR
                      3.25%, 3/15/12 (a)(e)                                 439,844
$      2,115,000      Reckson Operating Partnership LP/SL Green
                       Realty Corp., BB+
                      4.00%, 6/15/25 (a)                                  1,935,225

PRINCIPAL
AMOUNT                                                                        VALUE
-----------------------------------------------------------------------------------
                      REITS (CONTINUED)
$        775,000      UDR, Inc., BBB
                      4.00%, 12/15/35 (a)                              $    701,375
$        500,000      Vornado Realty Trust, BBB
                      3.625%, 11/25/26 (a)                                  446,250
-----------------------------------------------------------------------------------
                                                                          8,522,728
-----------------------------------------------------------------------------------
                      RETAIL - 1.3%
HKD   12,800,000      Golden Eagle Retail Group Ltd., NR
                      0.00%, 10/23/11 (Cayman Islands) (g)                1,894,187
-----------------------------------------------------------------------------------
                      SEMICONDUCTORS - 0.6%
$        973,000      Linear Technology Corp., Ser. A, NR
                      3.00%, 5/1/27                                         806,374
-----------------------------------------------------------------------------------
                      TELECOMMUNICATIONS - 3.7%
$      1,600,000      Inmarsat PLC, Ser. ISAT, NR
                      1.75%, 11/16/17 (United Kingdom)                    1,501,016
$      1,408,000      Alcatel-Lucent USA, Inc., Ser. A, B+
                      2.875%, 6/15/23 (a)(h)                              1,293,600
$        800,000      NII Holdings, Inc., NR
                      3.125%, 6/15/12 (a)                                   584,000
JPY  138,000,000      Softbank Corp., BB
                      1.75%, 3/31/14 (Japan)                              1,202,169
$      1,000,000      Virgin Media, Inc., B-
                      6.50%, 11/15/16 (a)(e)                                728,750
-----------------------------------------------------------------------------------
                                                                          5,309,535
-----------------------------------------------------------------------------------
                      TOTAL CONVERTIBLE BONDS - 58.6%
                      (Cost $78,126,483)                                 83,144,384
-----------------------------------------------------------------------------------

NUMBER
OF SHARES                                                                     VALUE
-----------------------------------------------------------------------------------
                      CONVERTIBLE PREFERRED STOCKS - 15.7%
                      ADVERTISING - 1.0%
         125,925      Elf Special Financing Ltd./Interpublic Group of
                       Cos., Inc., B+
                      1.67%, 2009 (a)(e)(i)                               1,479,150
-----------------------------------------------------------------------------------
                      AGRICULTURE - 1.0%
          16,000      Archer-Daniels-Midland Co., 6.25%, 2011 (a)           536,320
           2,600      Bunge Ltd., 4.875%, 2049 (Bermuda) (a)(f)             179,075
           1,645      Bunge Ltd., 5.125%, 2010 (Bermuda) (a)                777,262
-----------------------------------------------------------------------------------
                                                                          1,492,657
-----------------------------------------------------------------------------------
                      AUTO PARTS AND EQUIPMENT - 2.2%
          34,000      Autoliv, Inc., 8.00%, 4/30/12                       1,222,980
          20,000      Johnson Controls, Inc., 11.50%, 3/31/12 (a)         1,903,200
-----------------------------------------------------------------------------------
                                                                          3,126,180
-----------------------------------------------------------------------------------
                      BANKS - 3.9%
           3,453      Bank of America Corp., Ser. L, 7.25%, 2049 (a)(f)   1,992,381
          44,415      Citigroup, Inc., Ser. T, 6.50%, 2049 (f)            1,403,514
          10,800      Keycorp, Ser. A, 7.75%, 2049 (f)                    707,400
           2,301      Wells Fargo & Co., Ser. L, 7.50%, 2049 (f)          1,422,018
-----------------------------------------------------------------------------------
                                                                          5,525,313
-----------------------------------------------------------------------------------
                      CHEMICALS - 0.9%
   46,300             Celanese Corp., 4.25%, 2049 (a)(f)                  1,322,328
-----------------------------------------------------------------------------------

See notes to financial statements.

12 | SemiAnnual Report | April 30, 2009


LCM | Advent/Claymore Enhanced Growth & Income Fund | PORTFOLIO OF INVESTMENTS
(unaudited) continued

NUMBER
OF SHARES                                                                     VALUE
-----------------------------------------------------------------------------------
                      DIVERSIFIED FINANCIAL SERVICES - 0.6%
           2,714      SLM Corp., Ser. C, 7.25%, 2010                   $    801,987
-----------------------------------------------------------------------------------
                      MINING - 2.8%
          30,000      Freeport-McMoRan Copper & Gold, Inc., 6.75%,
                       2010 (a)                                           2,017,500
          55,450      Vale Capital Ltd., Ser. RIO, 5.50%, 2010
                       (Cayman Islands) (d)                               1,941,304
-----------------------------------------------------------------------------------
                                                                          3,958,804
-----------------------------------------------------------------------------------
                      PHARMACEUTICALS - 3.0%
           3,020      Mylan, Inc., 6.50%, 2010 (a)                        2,573,040
           7,850      Schering-Plough Corp., 6.00%, 2010 (a)(c)           1,658,234
-----------------------------------------------------------------------------------
                                                                          4,231,274
-----------------------------------------------------------------------------------
                      TELECOMMUNICATIONS - 0.3%
           1,014      Lucent Technologies Capital Trust I, 7.75%, 2017      411,684
-----------------------------------------------------------------------------------
                      TOTAL CONVERTIBLE PREFERRED STOCKS - 15.7%
                      (Cost $20,524,257)                                 22,349,377
-----------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                                        VALUE
-----------------------------------------------------------------------------------
                      CORPORATE BONDS - 11.3%
                      BANKS - 1.0%
$      1,700,000      Bank of America Corp., A
                      5.65%, 5/1/18                                       1,383,919
-----------------------------------------------------------------------------------
                      DIVERSIFIED FINANCIAL SERVICES - 1.4%
$      2,075,000      American Express Co., BBB+
                      7.00%, 3/19/18                                      1,968,052
-----------------------------------------------------------------------------------
                      FOOD - 0.3%
$        500,000      Ingles Markets, Inc., BB-
                      8.875%, 5/15/17 (e)                                   482,740
-----------------------------------------------------------------------------------
                      HEALTHCARE-SERVICES - 1.2%
$      1,250,000      HCA, Inc., BB
                      8.50%, 4/15/19 (e)                                  1,257,812
$        500,000      HCA, Inc., BB-
                      9.25%, 11/15/16                                       495,000
-----------------------------------------------------------------------------------
                                                                          1,752,812
-----------------------------------------------------------------------------------
                      HOLDING COMPANIES - DIVERSIFIED - 0.6%
$      1,000,000      Leucadia National Corp., BB+
                      8.125%, 9/15/15                                       840,000
-----------------------------------------------------------------------------------
                      HOUSEWARES - 0.6%
$        750,000      Newell Rubbermaid, Inc., BBB-
                      10.60%, 4/15/19                                       818,885
-----------------------------------------------------------------------------------
                      LODGING - 0.3%
$        500,000      Starwood Hotels & Resorts Worldwide, Inc., BB
                      7.875%, 10/15/14                                      483,750
-----------------------------------------------------------------------------------
                      MINING - 0.5%
$        700,000      Freeport-McMoRan Copper & Gold, Inc., BBB-
                      8.375%, 4/1/17                                        686,000
-----------------------------------------------------------------------------------
                      MISCELLANEOUS MANUFACTURING - 1.1%
$      1,430,000      Ingersoll-Rand Global Holding Co. Ltd., BBB+
                      9.50%, 4/15/14 (Bermuda)                            1,495,807
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                        VALUE
-----------------------------------------------------------------------------------
                      OIL AND GAS SERVICES - 1.1%
$      3,000,000      CCS, Inc., B-
                      11.00%, 11/15/15 (Canada) (e)                    $  1,620,000
-----------------------------------------------------------------------------------
                      PHARMACEUTICALS - 1.2%
$      1,665,000      Axcan Intermediate Holdings, Inc., B
                      12.75%, 3/1/16                                      1,631,700
-----------------------------------------------------------------------------------
                      TELECOMMUNICATIONS - 2.0%
$      1,350,000      CC Holdings GS V LLC/Crown Castle GS III Corp., BB
                      7.75%, 5/1/17 (e)                                   1,363,500
$      1,500,000      Intelsat Jackson Holdings Ltd., CCC+
                      11.25%, 6/15/16 (Bermuda)                           1,533,750
-----------------------------------------------------------------------------------
                                                                          2,897,250
-----------------------------------------------------------------------------------
                      TOTAL CORPORATE BONDS - 11.3%
                      (Cost $17,220,640)                                 16,060,915
-----------------------------------------------------------------------------------

NUMBER
OF SHARES                                                                     VALUE
-----------------------------------------------------------------------------------
                      COMMON STOCKS - 4.0%
                      AGRICULTURE - 1.1%
          25,000      Lorillard, Inc. (a)                                 1,578,250
-----------------------------------------------------------------------------------
                      BANKS - 0.1%
           5,000      Morgan Stanley (a)                                    118,200
-----------------------------------------------------------------------------------
                      BIOTECHNOLOGY - 0.9%
           2,500      Amgen, Inc. (a)(b)                                    121,175
          20,500      Genzyme Corp. (a)(b)                                1,093,265
-----------------------------------------------------------------------------------
                                                                          1,214,440
-----------------------------------------------------------------------------------
                      HEALTHCARE - PRODUCTS - 0.4%
          40,000      Hologic, Inc. (a)(b)                                  594,400
-----------------------------------------------------------------------------------
                      MINING - 0.4%
          10,000      Barrick Gold Corp. (Canada) (a)                       291,000
          20,000      Cia Vale do Rio Doce, ADR (Brazil) (a)                330,200
-----------------------------------------------------------------------------------
                                                                            621,200
-----------------------------------------------------------------------------------
                      PHARMACEUTICALS - 0.7%
          60,000      Isis Pharmaceuticals, Inc. (a)(b)                     940,800
-----------------------------------------------------------------------------------
                      SEMICONDUCTORS - 0.4%
          30,000      ASML Holding NV (Netherlands) (a)                     634,500
-----------------------------------------------------------------------------------
                      TOTAL COMMON STOCKS - 4.0%
                      (Cost $5,686,507)                                   5,701,790
-----------------------------------------------------------------------------------
                      EXCHANGE TRADED FUNDS - 1.1%
          17,567      ProShares UltraShort Dow30                            939,483
          10,665      ProShares Ultra S&P500                                679,147
-----------------------------------------------------------------------------------
                      (Cost $1,712,633)                                   1,618,630
-----------------------------------------------------------------------------------
                      TOTAL LONG-TERM INVESTMENTS - 90.7%
                      (Cost $123,270,520)                               128,875,096
-----------------------------------------------------------------------------------

See notes to financial statements.

                                        SemiAnnual Report | April 30, 2009 | 13

LCM | Advent/Claymore Enhanced Growth & Income Fund | PORTFOLIO OF INVESTMENTS (unaudited) continued

CONTRACTS
(100 SHARES                                                 EXPIRATION          EXERCISE
PER CONTRACT)           OPTIONS PURCHASED(B)                DATE                PRICE               VALUE
-------------------------------------------------------------------------------------------------------------
                      CALL OPTIONS PURCHASED - 0.0%
             150      BP Prudhoe Bay Royalty Trust (a)      May 2009        $       90.00       $        750
-------------------------------------------------------------------------------------------------------------

                      PUT OPTIONS PURCHASED - 0.1%
             150      BP Prudhoe Bay Royalty Trust          May 2009                65.00             27,750
             200      DIAMONDS Trust Series I               May 2009                81.00             39,000
-------------------------------------------------------------------------------------------------------------
                                                                                                      66,750
-------------------------------------------------------------------------------------------------------------
                      TOTAL OPTIONS PURCHASED - 0.1%
                      (Cost $95,493)                                                                  67,500
-------------------------------------------------------------------------------------------------------------
                      TOTAL INVESTMENTS - 90.8%
                      (Cost $123,366,013)                                                        128,942,596
                      Other assets in excess of liabilities - 9.5%                                13,457,713
                      Total Options Written (Premiums received $298,306) - (0.3%)                   (387,058)
-------------------------------------------------------------------------------------------------------------
                      NET ASSETS - 100.0%                                                       $142,013,251
=============================================================================================================

ADR - American Depositary Receipt

LLC - Limited Liability Corp.

Ltd. - Limited

PLC - Public Limited Company

(a) All or a portion of this security position represents cover (directly or through conversion rights) for outstanding options written.

(b)  Non-income producing security.

(c) All or a portion of these securities with an aggregate market value of $1,658,234 have been physically segregated to collateralize written call options.

(d) Synthetic convertible - A synthetic convertible security is either a bond or preferred security structured by an investment bank that provides exposure to a specific company's common stock.

(e) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2009, these securities amounted to 8.7% of net assets.

(f)  Security is convertible until December 31, 2049. (g) Zero-coupon bond.

(h) Security is a "step up" bond where the coupon increases or steps up at a predetermined date.

(i) Variable rate or floating rate security. The rate shown is as of April 30, 2009.

Ratings shown are per Standard & Poor's. Securities classified as NR are not rated by Standard & Poors.

See notes to financial statements.

14 | SemiAnnual Report | April 30, 2009

LCM | Advent/Claymore Enhanced Growth & Income Fund | PORTFOLIO OF INVESTMENTS (unaudited) continued


CONTRACTS
(100 SHARES                                   EXPIRATION    EXERCISE      MARKET
PER CONTRACT)       CALL OPTIONS WRITTEN(A)         DATE       PRICE       VALUE
--------------------------------------------------------------------------------
     100            Akamai Technologies, Inc.   May 2009    $  22.50      $7,000
       6            Alcatel-Lucent USA, Inc.   June 2009        2.50         150
      50            Alliant Techsystems, Inc.   May 2009       80.00      10,000
      25            Amgen, Inc.                 May 2009       50.00       1,900
      25            Apogent Technologies, Inc.
                    /Thermo Fisher
                    Scientific, Inc.           June 2009       40.00       1,125
      25            Archer-Daniels-Midland Co.  May 2009       27.00         650
     100            ASML Holding NV             May 2009       20.00      13,000
      50            Bank of America Corp.      June 2009       12.00       2,800
      50            Barrick Gold Corp.          May 2009       31.00       2,500
      35            Beckman Coulter, Inc.       May 2009       55.00       1,575
      25            Beckman Coulter, Inc.    August 2009       55.00       7,750
      50            Beckman Coulter, Inc.    August 2009       60.00       7,000
      25            BorgWarner, Inc.           June 2009       35.00       1,375
      30            Boston Properties LP        May 2009       50.00       7,800
     150            BP Prudhoe Bay Royalty
                     Trust                      May 2009       65.00      30,750
      25            Bunge Ltd.                 June 2009       55.00       2,250
     100            Cameron International
                     Corp.                      May 2009       30.00       1,200
      25            Celanese Corp.             June 2009       25.00       1,625
      50            Cephalon, Inc.             June 2009       75.00       4,500
     100            Cia Vale do Rio Doce        May 2009       17.00       5,400
      50            Cia Vale do Rio Doce        May 2009       16.00       5,100
      50            Core Laboratories LP       June 2009       95.00       2,500
      50            Danaher Corp.              June 2009       65.00       3,500
      25            Digital Realty Trust LP     May 2009       40.00       2,000
      15            Elf Special Financing Ltd.
                     /Interpublic Group of
                     Cos., Inc.                 May 2009        5.00       1,950
     100            EMC Corp.                   May 2009       13.00       2,900
      50            Fluor Corp.                 May 2009       45.00       1,250
     100            Freeport-McMoRan Copper &
                     Gold, Inc.                 May 2009       46.00       8,400
      25            Genzyme Corp.              June 2009       60.00       1,875
      25            HLTH Corp.                 July 2009       12.50         625
     200            Hologic, Inc.               May 2009       15.00      14,800
      20            Host Hotels & Resorts LP   June 2009       10.00         700
      10            Ingersoll-Rand Co. Ltd.    June 2009       25.00         650




CONTRACTS
(100 SHARES                                   EXPIRATION    EXERCISE      MARKET
PER CONTRACT)       CALL OPTIONS WRITTEN(A)         DATE       PRICE       VALUE
--------------------------------------------------------------------------------
     150            Isis Pharmaceuticals, Inc.  May 2009   $   15.00    $ 18,150
     100            Isis Pharmaceuticals, Inc. June 2009       17.50       7,000
       5            Johnson Controls, Inc.      May 2009       15.00       2,100
      50            Laboratory Corp. of
                     America Holdings           May 2009       65.00       5,500
     100            Life Technologies Corp.     May 2009       30.00      69,000
      50            Lorillard, Inc.            June 2009       70.00       5,400
      10            Macerich Co. (The)         June 2009       22.50         800
      10            Massey Energy Co.           May 2009       15.00       1,550
      25            Molson Coors Brewing Co.    May 2009       40.00       1,750
      50            Morgan Stanley              May 2009       23.00       8,750
     100            Mylan, Inc.                 May 2009       15.00       1,500
      50            Nasdaq OMX Group, Inc.
                     (The)                      May 2009       20.00       4,250
     125            Newell Rubbermaid, Inc.     May 2009        7.50      36,250
      75            Newmont Mining Corp.       June 2009       46.00       6,563
      25            NII Holdings, Inc.          May 2009       20.00         275
      50            NuVasive, Inc.             June 2009       40.00      11,000
      20            Old Republic International
                     Corp.                     June 2009       10.00         900
      35            Reckson Operating
                     Partnership LP/SL
                    Green Realty Corp.          May 2009       17.50       7,875
      25            Schering-Plough Corp.       May 2009       26.00         125
      50            Schlumberger Ltd.           May 2009       50.00       7,000
      20            Symantec Corp.             June 2009       20.00         520
      25            Teva Pharmaceutical
                     Industries Ltd.           June 2009       47.50       1,125
     100            Transocean Ltd.             May 2009       75.00       4,000
      10            UDR, Inc.                   May 2009       10.00         700
      25            United States Steel Corp.   May 2009       30.00         950
      35            United Therapeutics Corp.   May 2009       70.00       2,625
      15            United Therapeutics Corp.  June 2009       65.00       5,550
      50            Virgin Media, Inc.         June 2009        7.50       5,500
     100            Vornado Realty Trust       June 2009       60.00      13,750
--------------------------------------------------------------------------------
                    TOTAL VALUE OF CALL OPTIONS WRITTEN
                    (Premiums received $298,306)                     $   387,058
================================================================================

(a)  Non-income producing security.


See notes to financial statements.

                                         SemiAnnual Report | April 30, 2009 | l5

LCM | Advent/Claymore Enhanced Growth & Income Fund

Statement of ASSETS AND LIABILITIES | APRIL 30, 2009 (unaudited)

ASSETS
   Investments, at value (cost $123,366,013)                                                     $ 128,942,596
   Receivable for securities sold                                                                   10,487,585
   Cash                                                                                              7,099,649
   Dividends and interest receivable                                                                 1,053,366
   Foreign currency, at value (cost $428,731)                                                          449,394
   Tax Reclaims receivable                                                                             101,853
   Net unrealized appreciation on foreign exchange currency contracts                                   80,035
   Other assets                                                                                         47,477
---------------------------------------------------------------------------------------------------------------------
      Total assets                                                                                 148,261,955
---------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Payable for securities purchased                                                                  5,486,747
   Options written, at value (premiums received of $298,306)                                           387,058
   Net unrealized depreciation on swaps                                                                 82,486
   Investment Management fee payable                                                                    58,167
   Investment Advisory fee payable                                                                      55,885
   Net unrealized depreciation on foreign exchange currency contracts                                   39,660
   Administration fee payable                                                                            3,061
   Accrued expenses and other liabilities                                                              135,640
---------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                              6,248,704
---------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                       $ 142,013,251
---------------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
Common stock, $0.001 par value per share; unlimited number of shares authorized,
13,603,025 shares issued and outstanding                                                         $      13,603
Additional paid-in capital                                                                         249,757,745
Accumulated net realized loss on investments, options, swaps and foreign currency transactions    (107,912,436)
Accumulated net unrealized appreciation on investments, options, swaps and
foreign currency translation                                                                         5,456,841
Accumulated Distributions in excess of net investment income                                        (5,302,502)
---------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                       $ 142,013,251
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   (based on 13,603,025 common shares outstanding)                                               $       10.44
---------------------------------------------------------------------------------------------------------------------

See notes to financial statements.

16 | SemiAnnual Report | April 30, 2009

LCM | Advent/Claymore Enhanced Growth & Income Fund

Statement of OPERATIONS | FOR THE YEAR ENDED APRIL 30, 2009 (unaudited)

INVESTMENT INCOME
   Interest (net of foreign withholding taxes of $349)                          $  1,886,096
   Dividends (net of foreign withholding taxes of $25,723)                         1,552,745
---------------------------------------------------------------------------------------------------------------------
      Total income                                                                                $  3,438,841
---------------------------------------------------------------------------------------------------------------------
EXPENSES
   Investment Management fee                                                         345,348
   Investment Advisory fee                                                           331,805
   Professional fees                                                                  89,811
   Trustees' fees and expenses                                                        73,941
   Custodian fee                                                                      34,023
   Printing expense                                                                   33,948
   Fund accounting                                                                    27,833
   Administration fee                                                                 18,622
   Insurance                                                                          10,478
   Transfer agent fee                                                                  9,153
   NYSE listing fee                                                                    6,760
   Miscellaneous                                                                      10,101
---------------------------------------------------------------------------------------------------------------------
      Total expenses                                                                                   991,823
---------------------------------------------------------------------------------------------------------------------
      Net investment income                                                                          2,447,018
---------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS, SWAPS AND FOREIGN
   CURRENCY TRANSACTIONS Net realized gain (loss) on:
      Investments                                                                                  (63,669,584)
      Options                                                                                        1,625,776
      Swaps                                                                                           (502,053)
      Foreign currency transactions                                                                    201,293
   Net change in unrealized appreciation (depreciation) on:
      Investments                                                                                   61,497,877
      Options                                                                                          396,842
      Swaps                                                                                            (82,486)
      Foreign currency translation                                                                      68,131
---------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized loss on investments, options, swaps and foreign currency
    transactions                                                                                      (464,204)
---------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                              $  1,982,814
---------------------------------------------------------------------------------------------------------------------


See notes to financial statements.

                                         SemiAnnual Report | April 30, 2009 | 17

LCM | Advent/Claymore Enhanced Growth & Income Fund

Statement of CHANGES IN NET ASSETS |

                                                                                FOR THE SIX
                                                                                MONTHS ENDED             FOR THE
                                                                              APRIL 30, 2009          YEAR ENDED
                                                                                  (UNAUDITED)   OCTOBER 31, 2008
---------------------------------------------------------------------------------------------------------------------
CHANGE IN NET ASSETS FROM OPERATIONS
   Net investment income                                                        $  2,447,018      $    6,418,113
   Net realized loss on investments, options, swaps and foreign
      currency transactions                                                      (62,344,568)        (44,668,243)
   Net change in unrealized appreciation (depreciation) on investments, options,
      swaps and foreign currency translation                                      61,880,364         (64,890,514)
-----------------------------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting from operations              1,982,814        (103,140,644)
-----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM
   Net investment income                                                          (8,352,257)        (12,263,004)
   Return of Capital                                                                       -          (9,501,836)
-----------------------------------------------------------------------------------------------------------------------
   Total dividends and distributions to common shareholders                       (8,352,257)        (21,764,840)
-----------------------------------------------------------------------------------------------------------------------
      Total decrease in net assets                                                (6,369,443)       (124,905,484)
NET ASSETS
   Beginning of year                                                             148,382,694         273,288,178
-----------------------------------------------------------------------------------------------------------------------
   End of year (including accumulated distributions in excess of net investment income and accumulated undistributed net investment income of ($5,302,502)
      and $602,737, respectively)                                               $142,013,251      $  148,382,694
-----------------------------------------------------------------------------------------------------------------------

See notes to financial statements.

18 | SemiAnnual Report | April 30, 2009

LCM | Advent/Claymore Enhanced Growth & Income Fund

Financial HIGHLIGHTS |

                                                                FOR THE                                                     FOR THE
                                                             SIX MONTHS          FOR THE      FOR THE     FOR THE            PERIOD
                                                                  ENDED       YEAR ENDED   YEAR ENDED  YEAR ENDED       JANUARY 31,
                                                         APRIL 30, 2009          OCTOBER      OCTOBER     OCTOBER     2005* THROUGH
                                                            (UNAUDITED)         31, 2008     31, 2007    31, 2006  OCTOBER 31, 2005
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $   10.91      $     20.09  $     19.41   $   18.51     $     19.10(a)
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (b)                                       0.18             0.47         0.44        0.58             0.47
   Net realized and unrealized gain (loss) on investments,
      options, swaps and foreign currency transactions            (0.04)           (8.05)        1.84        1.92            (0.22)
------------------------------------------------------------------------------------------------------------------------------------
      Total from investment operations                             0.14            (7.58)        2.28        2.50             0.25
------------------------------------------------------------------------------------------------------------------------------------
COMMON SHARES' OFFERING EXPENSES CHARGED TO PAID-IN CAPITAL           -                -            -           -            (0.04)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
   Net investment income                                          (0.61)           (0.90)       (1.60)      (1.60)           (0.80)
   Return of capital                                                  -            (0.70)           -           -                -
------------------------------------------------------------------------------------------------------------------------------------
      Total dividends and distributions to Common Shareholders    (0.61)           (1.60)       (1.60)      (1.60)           (0.80)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $   10.44      $     10.91  $     20.09   $   19.41     $      18.51
------------------------------------------------------------------------------------------------------------------------------------
MARKET VALUE, END OF PERIOD                                   $    8.47      $      8.97  $     17.46   $   18.78     $      16.83
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (C)
   Net asset value                                                 1.78%          -40.37%       12.24%      14.11%            1.12%
   Market value                                                    2.75%          -42.88%        1.08%      22.20%          -12.08%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                         $ 142,013      $   148,383  $   273,288   $ 263,648     $    251,349
Ratio of net expenses to average net assets                        1.46%            1.34%        1.26%       1.29%          1.38%(d)
Ratio of net investment income to average net assets               3.61%            2.91%        2.21%       3.09%          3.37%(d)
Portfolio turnover rate                                             116%             192%         181%        415%             246%

*    Commencement of investment operations.

(a)  Before deduction of offering expenses charged to capital.

(b)  Based on average shares outstanding during the period.

(c) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value ("NAV") or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund's Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(d)  Annualized.

See notes to financial statements.

                                         SemiAnnual Report | April 30, 2009 | 19

LCM | Advent/Claymore Enhanced Growth & Income Fund

Notes to FINANCIAL STATEMENTS | APRIL 30, 2009 (unaudited)


Note 1 - ORGANIZATION:
Advent/Claymore Enhanced Growth & Income Fund (the "Fund") was organized as a Delaware statutory trust on January 30, 2004. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

The Fund's primary investment objective is to provide current income and current gains from trading in securities, with a secondary objective of long-term capital appreciation. The Fund will pursue its investment objectives by investing its assets in dividend and interest paying equity securities, convertible securities and non-convertible high-yield securities. Also, in pursuit of the Fund's primary investment objective, the Fund intends to engage in an option strategy of writing (selling) covered call options on at least 50% of the securities held in the portfolio. There can be no assurance the Fund will achieve its investment objectives.


Note 2 - ACCOUNTING POLICIES:
The preparation of the financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies followed by the Fund.

(a) VALUATION OF INVESTMENTS
Equity securities listed on an exchange are valued at the last reported sale price on the primary exchange on which they are traded. Equity securities traded on an exchange for which there are no transactions on a given day are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Equity securities not listed on a securities exchange or NASDAQ are valued at the mean of the closing bid and asked prices. Debt securities are valued by independent pricing services or dealers using the closing bid prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Futures contracts are valued using the settlement price established each day on the exchange on which they are traded. Exchange-traded options are valued at the closing price, if traded that day. If not traded, they are valued at the mean of the bid and asked prices on the primary exchange on which they are traded. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

The Fund values synthetic convertible securities based on quotations obtained from unaffiliated brokers who are the principal market-makers in such securities. Such valuations are derived by the brokers from proprietary models which are generally based on readily available market information including valuations of the common stock underlying the synthetic security, and the volatility observed in the market on such common stocks. Because of the inherent uncertainty in the valuation process, it is reasonably possible that the estimated values may differ from the values that would have been used had a more active market for the investments existed, and such differences could be material. As of April 30, 2009, approximately $1,941,304, representing 1.5% of total fund investments, are invested in these synthetic convertible securities.

In September, 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standard No. 157, "Fair Valuation Measurements" ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 establishes three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation). Details of the valuations as of April 30, 2009 were as follows:

DESCRIPTION
(VALUE IN $000S) SECURITIES      DERIVATIVES               TOTAL
------------------------------------------------------------------
Assets:
Level 1           $  29,670         $     68           $   29,738
Level 2              99,205               80               99,285
Level 3                   -                -                    -
------------------------------------------------------------------
Total             $ 128,875         $    148           $  129,023
------------------------------------------------------------------

Liabilities:
Level 1           $       -         $    387           $      387
Level 2                   -              122                  122
Level 3                   -                -                    -
------------------------------------------------------------------
Total             $       -         $    509           $      509
------------------------------------------------------------------

20 | SemiAnnual Report | April 30, 2009

LCM | Advent/Claymore Enhanced Growth & Income Fund | NOTES TO FINANCIAL STATEMENTS (unaudited) continued

(b) INVESTMENT TRANSACTIONS AND INVESTMENT INCOME Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on corporate debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(c) CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Foreign exchange realized gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in the Fund's accounting records on the date of receipt is shown as net realized gains or losses on foreign currency transactions in the Fund's Statement of Operations.

Foreign exchange unrealized gain or loss on assets and liabilities, other than investments, is shown as unrealized appreciation (depreciation) on foreign currency translation in the Fund's Statement of Operations.

(d) OPTIONS
The Fund intends to pursue its primary objective by employing an option strategy of writing (selling) covered call options on at least 50% of the securities held in the portfolio of the Fund. The Fund seeks to produce a high level of current income and gains generated from option writing premiums and, to a lesser extent, from dividends.

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or "strike" price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

(e) SWAPS
A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into swap agreements to manage its exposure to interest rates and/or credit risk or to generate income. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest. Total return swap agreements involve commitments to receive (and pay) interest over a floating rate (LIBOR) based on a notional amount. To the extent the total return of the security (price changes, interest paid/received, rebate earned on collateral posted by the Fund) is positive, the Fund will receive a payment from the counterparty (or if negative, make a payment to the counterparty). The swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Fund's basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Upon termination of a swap agreement, a payable to or receivable from swap counterparty is established on the Statement of Assets and Liabilities to reflect the net gain/loss, including interest income/expense, on terminated swap positions. This line item is removed upon settlement according to the terms of the swap agreement.


                                         SemiAnnual Report | April 30, 2009 | 21

LCM | Advent/Claymore Enhanced Growth & Income Fund | NOTES TO FINANCIAL STATEMENTS (unaudited) continued

Credit default swap transactions involve the Fund's agreement to exchange the credit risk of an issuer. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding but the seller in a credit default swap contract would be required to pay an agreed-upon amount, which approximates the notional amount of the swap as disclosed in Note 5, to the buyer in the event of an adverse credit event of the issuer.

Realized gain (loss) upon termination of swap contracts is recorded on the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) of swap contracts. Net periodic payments received by the Fund are included as part of realized gains (losses) and, in the case of accruals for periodic payments, are included as part of unrealized appreciation (depreciation) on the Statement of Operations.

(f) FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund may enter into forward exchange currency contracts in order to hedge its exposure to the change in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchases and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund.

Risk may arise from the potential inability of counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Fund has in that particular currency contract. Forward exchange currency contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

(g) DISTRIBUTIONS TO SHAREHOLDERS
The Fund declares and pays quarterly dividends to common shareholders. These dividends consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term gains are distributed annually to common shareholders.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.


Note 3 - INVESTMENT ADVISORY AGREEMENT, INVESTMENT MANAGEMENT AGREEMENT AND OTHER AGREEMENTS: Pursuant to an Investment Advisory Agreement (the "Agreement") between Claymore Advisors, LLC (the "Adviser") and the Fund, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, oversees the activities of Advent Capital Management, LLC (the "Investment Manager"), provides personnel and pays the compensation of all Trustees and Officers of the Fund who are its affiliates. As compensation for these services, the Fund pays the Adviser an annual fee, payable monthly in arrears, at an annual rate equal to 0.49% of the average Managed Assets during such month. Managed Assets means the total of assets of the Fund (including any assets attributable to any preferred shares or otherwise attributable to the use of financial leverage, if any) less the sum of accrued liabilities.

Pursuant to an Investment Management Agreement between the Investment Manager and the Fund, the Fund has agreed to pay the Investment Manager an annual fee, payable monthly in arrears, at an annual rate equal to 0.51% of the average Managed Assets during such month for the services and facilities provided by the Investment Manager to the Fund. These services include the day-to-day management of the Fund's portfolio of securities, which includes buying and selling securities for the Fund and investment research. The Investment Manager also provides personnel to the Fund and pays the compensation of all Trustees and Officers of the Fund who are its affiliates.

The Bank of New York Mellon ("BNY") acts as the Fund's custodian, accounting and transfer agent. As custodian, BNY is responsible for the custody of the Fund's assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

Claymore Advisors, LLC provides Fund Administration services to the Fund. As compensation for its services performed under the Administration Agreement, Claymore Advisors, LLC receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

MANAGED ASSETS                                                            RATE
------------------------------------------------------------------------------
First $200,000,000                                                     0.0275%
Next $300,000,000                                                      0.0200%
Next $500,000,000                                                      0.0150%
Over $1,000,000,000                                                    0.0100%
------------------------------------------------------------------------------
Certain Officers and Trustees of the Fund are also Officers and Directors of the Adviser or Investment Manager. The Fund does not compensate its Officers or Trustees who are Officers of the aforementioned firms.

22 | SemiAnnual Report | April 30, 2009

LCM | Advent/Claymore Enhanced Growth & Income Fund | NOTES TO FINANCIAL STATEMENTS (unaudited) continued

Note 4 - FEDERAL INCOME TAXES:
The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund can avoid a 4% federal excise tax that is assessed on the amount of the under distribution.

At April 30, 2009, the cost and related gross unrealized appreciation and depreciation on investments for tax purposes, excluding written options and foreign currency translations are as follows:

                                                                       NET TAX
     COST OF                                         NET TAX         UNREALIZED
 INVESTMENTS       GROSS TAX       GROSS TAX      UNREALIZED    DEPRECIATION ON
     FOR TAX      UNREALIZED      UNREALIZED    APPRECIATION    DERIVATIVES AND
    PURPOSES    APPRECIATION    DEPRECIATION  ON INVESTMENTS   FOREIGN CURRENCY
--------------------------------------------------------------------------------
$125,595,868      $9,022,907     $(5,676,179)    $ 3,346,728       $   (119,554)
--------------------------------------------------------------------------------

The differences between book basis and tax basis unrealized appreciation/(depreciation) are attributable to the tax deferral of losses on wash sales and additional income accrued for tax purposes on certain convertible securities.

As of October 31, 2008, the components of accumulated earnings/(loss) (excluding paid-in-capital) on a tax basis were as follows:

              UNDISTRIBUTED                   UNDISTRIBUTED
                  ORDINARY                        LONG-TERM
                    INCOME/                          GAINS/
               (ACCUMULATED                    (ACCUMULATED
             ORDINARY LOSS)                   CAPITAL LOSS)
-----------------------------------------------------------
                        $0                    $(42,678,271)
-----------------------------------------------------------

At October 31, 2008, for federal income tax purposes, the Fund had a capital loss carryforward of $42,678,271 available to offset possible future capital gains. The capital loss carryforward is set to expire on October 31, 2016.

For the years ended October 31, 2008, and October 31, 2007, the tax character of distributions paid of $10,938,810 and $21,746,612 was ordinary income, $1,324,194 and $0 was long-term capital gain, and $9,501,836 and $0 was return of capital, respectively.

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has evaluated the implications of FIN 48 and has determined it does not have any impact on the financial statements as of April 30, 2009. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2008. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in twelve months.

FIN 48 requires the Funds to analyze all open tax years. Open tax years are those years that are open for examination by the relevant income taxing authority. As of October 31, 2008, open Federal and state income tax years include the tax years ended October 31, 2005, 2006, 2007 and 2008. The Funds have no examination in progress.


Note 5 - INVESTMENTS IN SECURITIES AND DERIVATIVES:
For the six months ended April 30, 2009, purchases and sales of investments, excluding options and short-term securities, were $145,570,768 and $147,490,400, respectively.

The Fund entered into credit default swap agreements during the six months ended April 30, 2009, to generate additional income. As of April 30, 2009, the Fund had swaps with a total notional value of $3,250,000 outstanding. Details of the swap agreements outstanding as of April 30, 2009, were as follows:

                                                                                      NOTIONAL                      UNREALIZED
                                                          BUY/SELL    TERMINATION       AMOUNT       PAYING       APPRECIATION
COUNTERPARTY     REFERENCE ENTITY                       PROTECTION           DATE        (000)   FIXED RATE     (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------
Citigroup        Burlington Northern Santa Fe Corporation      Buy      6/20/2014       $  500        1.00%    $       (6,825)

Credit Suisse
First Boston     CSX Corporation                               Buy      6/20/2014        1,250        1.00%           (42,695)

Credit Suisse
First Boston     LVMH Moet Hennessy Louis Vuitton              Buy      3/20/2014        1,500        1.32%           (32,966)
------------------------------------------------------------------------------------------------------------------------------
                                                                                                               $      (82,486)
------------------------------------------------------------------------------------------------------------------------------

For each credit default swap noted, the Fund pays a fixed rate. The market value of the swaps outstanding reflects the current payable for the underlying asset.


                                         SemiAnnual Report | April 30, 2009 | 23

LCM | Advent/Claymore Enhanced Growth & Income Fund | NOTES TO FINANCIAL STATEMENTS (unaudited) continued

The Fund entered into written option contracts for the six months ended April 30, 2009. Details of the transactions were as follows:

                                                   NUMBER OF CONTRACTS             PREMIUMS RECEIVED
-----------------------------------------------------------------------------------------------------
Options outstanding, beginning of year                          11,845              $      1,077,416
-----------------------------------------------------------------------------------------------------
Options written during the year                                 39,065                     4,032,500
Options expired during the year                                (14,100)                   (1,251,249)
Options closed during the year                                 (26,588)                   (2,840,263)
Options assigned during the year                                (6,971)                     (720,098)
-----------------------------------------------------------------------------------------------------
Options outstanding, end of year                                 3,251              $        298,306
-----------------------------------------------------------------------------------------------------

At April 30, 2009, the following forward exchange currency contracts were outstanding:

                                                                                           UNREALIZED
SHORT CONTRACTS                                          CURRENT VALUE      APPRECIATION/DEPRECIATION
-----------------------------------------------------------------------------------------------------
Canadian Dollar, 700,000 expiring 6/17/09                 $   (589,348)             $        (27,730)
EURO, 800,000 expiring 6/17/09                              (1,059,870)                       18,480
Japanese Yen, 158,000,000 expiring 6/17/09                  (1,607,138)                       37,594
Swiss Franc, 4,779,053 expiring 5/5/09 to 6/17/09           (4,198,116)                        7,421
-----------------------------------------------------------------------------------------------------
                                                                                    $         35,765
-----------------------------------------------------------------------------------------------------

                                                                                           UNREALIZED
LONG CONTRACTS                                           CURRENT VALUE      APPRECIATION/DEPRECIATION
-----------------------------------------------------------------------------------------------------
Canadian Dollar, 700,000 expiring 6/17/09                $     589,348              $         16,540
EURO, 800,000 expiring 6/17/09                               1,059,870                        (7,730)
Japanese Yen, 23,000,000 expiring 6/17/09                      233,950                          (242)
Swiss Franc, 3,200,000 expiring 6/17/09                      2,811,704                        (3,958)
-----------------------------------------------------------------------------------------------------
                                                                                               4,610
-----------------------------------------------------------------------------------------------------
Total Unrealized Appreciation/Depreciation on
  forward exchange currency contracts                                               $         40,375
-----------------------------------------------------------------------------------------------------

Note 6 - CAPITAL:

COMMON SHARES
The Fund has an unlimited amount of common shares, $0.001 par value, authorized and 13,603,025 issued and outstanding. In connection with the Fund's dividend reinvestment plan, the Fund did not issue shares during the six months ended April 30, 2009 or the year ended October 31, 2008.


Note 7 - INDEMNIFICATIONS:
In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.


Note 8 - SUBSEQUENT EVENT:
On May 1, 2009, the Board of Trustees declared a quarterly dividend of $0.264 per common share. This dividend was payable on May 29, 2009 to shareholders of record on May 15, 2009.


24 | SemiAnnual Report | April 30, 2009

LCM | Advent/Claymore Enhanced Growth & Income Fund | NOTES TO FINANCIAL STATEMENTS (unaudited) continued

Note 9 - RECENT ACCOUNTING PRONOUNCEMENTS:
In March 2008, the FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities." This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivatives instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge items affect a fund's financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. In September 2008, the FASB issued a Staff Position amending SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." This amendment would require disclosures by sellers of credit derivatives, including credit derivatives embedded in hybrid instrument. As of October 31, 2008, management does not believe the adoption of SFAS No. 161 nor amended SFAS No. 133 will impact the financial statement amounts; however additional footnote disclosures may be required about the use of derivative instruments and hedging items.

In April 2009, the FASB issued FSP FAS 157-4, "Determining Fair Value When Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" (FSP 157-4). FSP 157-4 provides guidance on how to determine the fair value of assets and liabilities when the volume and level of activity for the asset/liability has significantly decreased. FSP 157-4 also provides guidance on identifying circumstances that indicate a transaction is not orderly. In addition, FSP 157-4 requires disclosure in interim and annual periods of the inputs and valuation techniques used to measure fair value and a discussion of changes in valuation techniques. FSP 157-4 is effective for interim and annual reporting periods ending after June 15, 2009. The adoption of FSP 157-4 is not expected to have a significant impact on these financial statements.

                                         SemiAnnual Report | April 30, 2009 | 25

LCM | Advent/Claymore Enhanced Growth & Income Fund | SUPPLEMENTAL INFORMATION (unaudited) continued

Supplemental INFORMATION | (unaudited)


TRUSTEES
The Trustees of the Advent/Claymore Enhanced Growth & Income Fund and their principal occupations during the past five years:

NAME, ADDRESS, YEAR OF    TERM OF OFFICE*      PRINCIPAL OCCUPATIONS DURING        NUMBER OF FUNDS
BIRTH AND POSITION(S)     AND LENGTH OF        THE PAST FIVE YEARS AND             IN FUND COMPLEX**    OTHER DIRECTORSHIPS
HELD WITH REGISTRANT      TIME SERVED          OTHER AFFILIATIONS                  OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
Daniel Black+             Since 2005         Partner, the Wicks Group of Cos.,           3              Director of Penn Foster
Director and                                 LLC (2003-present). Formerly,                              Education Group, Inc.
Year of birth: 1960                          Managing  Co-head of the Merchant
Trustee                                      Banking Group at BNY Capital Markets,
                                             a division of The Bank of New York
                                             Co., Inc. (1998-2003).
-----------------------------------------------------------------------------------------------------------------------------------
Randall C. Barnes++       Since 2005         Private Investor (2001-present),           44              None.
PepsiCo, Inc.                                Formerly, Senior Vice President,
Year of birth: 1951                          Treasurer, (1993-1997), President,
Trustee                                      Pizza Hut International (1991-1993)
(1987-1997).                                 and Senior Vice President, Strategic
                                             Planning and New Business Development
                                             (1987-1990) of PepsiCo, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
Derek Medina+             Since 2004         Senior Vice President, Business             3              Director of Young
Year of birth: 1966                          Affairs at ABC News (2008-present).                        Scholars' Institute.
Trustee                                      Vice President, Business Affairs and
                                             News Planning at ABC News (2003-2008).
                                             Formerly, Executive Director, Office
                                             of the President at ABC News (2000-2003).
                                             Former Associate at Cleary Gottlieb
                                             Steen & Hamilton (law firm) (1995-1998).
                                             Former associate in Corporate Finance
                                             at J.P. Morgan/Morgan Guaranty
                                             (1988-1990).
------------------------------------------------------------------------------------------------------------------------------------
Ronald A. Nyberg++        Since 2004         Principal of Nyberg & Cassioppi, LLC,      47              None.
Year of birth: 1953                          a law firm specializing in corporate law,
Trustee                                      estate planning and  business transactions
                                             (2000-present). Formerly, Executive
                                             Vice President, General Counsel and
                                             Corporate Secretary of Van Kampen
                                             Investments (1982-1999).
------------------------------------------------------------------------------------------------------------------------------------
Gerald L. Seizert, CFP+   Since 2004         Chief Executive Officer of Seizert Capital  3              Former Director of Loomis,
Year of birth: 1952                          Partners, LLC, where he directs the equity                 Sayles and Co., L.P.
Trustee                                      disciplines of the firm and serves as a
                                             co-manager of the firmhedge fund, Proper
                                             Associates, LLC (2000-present). Formerly,
                                             Co-Chief Executive (1998-1999) and a
                                             Managing Partner and Chief Investment
                                             Officer-Equities of Munder Capital
                                             Management, LLC (1995-1999). Former Vice
                                             President and Portfolio Manager of Loomis,
                                             Sayles & Co., L.P. (asset manager)
                                             (1984-1995). Former Vice President and
                                             Portfolio Manager at First of America
                                             Bank (1978-1984).
------------------------------------------------------------------------------------------------------------------------------------
Michael A. Smart+         Since 2004         Managing Partner, Cordova, Smart &          3              Director, Country
Year of birth: 1960                          Williams LLC, Advisor to First Atlantic                    Pure Foods. Chairman, Board
Trustee                                      Capital Ltd., (2001-present). Formerly,                    of Directors, Berkshire
                                             a Managing Director in Investment                          Blanket, Inc., President and
                                             Banking-The Private Equity Group                           Chairman, Board of
                                             (1995-2001) and a Vice President in                        Directors, Sqwincher
                                             Investment Banking-Corporate Finance                       Holdings. Board of
                                             (1992-1995) at Merrill Lynch & Co.                         Directors,Sprint Industrial
                                             Founding Partner of The Carpediem                          Holdings. Co-chair of the
                                             Group, a private placement firm                            Board of H20 plus.
                                             (1991-1992). Former Associate at Dillon,
                                             Read and Co. (investment bank) (1988-1990).
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
Tracy V. Maitland+0       Since 2004         President of Advent Capital Management,     3              None.
Year of birth: 1960                          LLC, which he founded in 1995. Prior to
Trustee, President and                       June 2001, President of Advent Capital
Chief Executive Officer                      Management, a division of Utendahl
                                             Capital.

------------------------------------------------------------------------------------------------------------------------------------
Nicholas Dalmaso++00      Since 2004         Attorney. Formerly, Senior Managing        46              None.
Year of birth: 1965                          Director and Chief Administrative Officer
Trustee                                      (2007-2008) and General Counsel (2001-2007)
                                             of Claymore Advisors, LLC and Claymore
                                             Securities, Inc. Formerly, Assistant
                                             General Counsel, John Nuveen and Company
                                             Inc. (1999-2000). Former Vice President
                                             and Associate General Counsel of Van
                                             Kampen Investments, Inc. (1992-1999).
------------------------------------------------------------------------------------------------------------------------------------

+ Address for all Trustees noted: 1065 Avenue of the Americas, 31st Floor, New York, NY 10018

++   Address for all Trustees noted: 2455 Corporate West Drive, Lisle, IL 60532

     After a Trustee's initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:

     --- Messrs. Smart, Nyberg and Black, as Class I Trustees, are expected to stand for re-election at the Fund's 2011 annual meeting of shareholders.

     --- Messrs. Maitland and Dalmaso, as Class II Trustees, are expected to stand for re-election at the Fund's 2009 annual meeting of shareholders.

     --- Messrs. Seizert, Medina and Barnes, as Class III Trustees, are expected to stand for re-election at the Fund's 2010 annual meeting of shareholders.

** The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc. The Claymore Fund Complex is overseen by multiple Boards of Trustees.

0 Mr. Maitland is an "interested person" (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Advent Capital Management, LLC, the Fund's Investment Manager.

00 Mr. Dalmaso is an "interested person" (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his former position as an officer of, and his equity ownership in, the Adviser and certain of its affiliates.

26 | SemiAnnual Report | April 30, 2009

LCM | Advent/Claymore Enhanced Growth & Income Fund | SUPPLEMENTAL INFORMATION (unaudited) continued

OFFICERS
The Officers of the Advent/Claymore Enhanced Growth & Income Fund and their principal occupations during the past five years:

NAME , ADDRESS*, YEAR OF BIRTH AND     TERM OF OFFICE** AND     PRINCIPAL OCCUPATIONS DURING THE PAST
POSITION(S) HELD WITH REGISTRANT       LENGTH OF TIME SERVED    FIVE YEARS AND OTHER AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS:
------------------------------------------------------------------------------------------------------------------------------------
F. Barry Nelson                        Since 2005               Co-Portfolio Manager at Advent Capital Management, LLC
Year of birth:                                                  (2001-present). Prior to 2001, Mr. Nelson held the same position at
Vice President                                                  Advent 1943 Capital Management, a division of Utendahl Capital.
------------------------------------------------------------------------------------------------------------------------------------
Robert White                           Since 2005               Chief Financial Officer, Advent Capital Management, LLC
Year of birth: 1965                                             (2005-present).  Previously, Vice President, Client Service Manager,
Treasurer and                                                   Goldman Sachs Prime Brokerage (1997-2005).
Chief Financial Officer
------------------------------------------------------------------------------------------------------------------------------------
Rodd Baxter                            Since 2005               General Counsel, Advent Capital Management, LLC (2002-present);
Year of birth: 1950                                             Formerly, Director and Senior Counsel, SG Cowen Securities Corp.
Secretary and Chief                                             (1998-2002).
Compliance Officer
------------------------------------------------------------------------------------------------------------------------------------
Steven M. Hill                         Since 2005               Senior Managing Director and Chief Financial Officer of Claymore
2455 Corporate West Drive                                       Advisors, LLC and Claymore Securities, Inc. (2005-present).
Lisle, IL 60532                                                 Formerly, Chief Financial Officer (2005-2006) of Claymore Group,
Year of birth: 1964                                             Inc., Managing Director of Claymore Advisors, LLC and Claymore
Assistant Treasurer                                             Securities, Inc. (2003-2005). Previously, Treasurer of
                                                                Henderson Global Funds and Operations Manager for Henderson
                                                                Global Investors (North America) Inc., (2002-2003); Managing
                                                                Director, FrontPoint Partners LLC (2001-2002); Vice President,
                                                                Nuveen Investments (1999-2001); Chief Financial Officer,
                                                                Skyline Asset Management LP (1999); Vice President, Van
                                                                Kampen Investments and Assistant Treasurer, Van Kampen mutual funds (1989-1999).
------------------------------------------------------------------------------------------------------------------------------------

* Address for all Officers unless otherwise noted: 1065 Avenue of the Americas, 31st Floor, New York, NY 10018

** Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

                                         SemiAnnual Report | April 30, 2009 | 27

LCM | Advent/Claymore Enhanced Growth & Income Fund

Dividend Reinvestment PLAN |(unaudited)


Unless the registered owner of common shares elects to receive cash by contacting The Bank of New York Mellon (the "Plan Administrator"), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator for shareholders in the Fund's Dividend Reinvestment Plan (the "Plan"), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder's common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a "Dividend") payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants' accounts, depending upon the circumstances described below, either
(i) through receipt of additional unissued but authorized common shares from the Fund ("Newly Issued Common Shares") or (ii) by purchase of outstanding common shares on the open market ("Open-Market Purchases") on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant's account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, BNYMellon Shareholder Services P.O. Box 358015 Pittsburgh, PA 15252; Phone Number: (866) 488-3559.

28 | SemiAnnual Report | April 30, 2009

LCM | Advent/Claymore Enhanced Growth & Income Fund

Investment Management
AGREEMENT AND INVESTMENT ADVISORY AGREEMENT RE-APPROVAL | (unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") contemplates that the Board of Trustees (the "Board") of Advent/Claymore Enhanced Growth & Income Fund (the "Fund"), including a majority of the Trustees who have no direct or indirect interest in the investment management agreement and the investment advisory agreement and are not "interested persons" of the Fund, as defined in the 1940 Act (the "Independent Trustees"), is required to annually review and re-approve the terms of the Fund's existing investment management agreement and investment advisory agreement and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six month period covered by this report, the investment management agreement (the "Management Agreement") with Advent Capital Management, LLC ("Advent") and the investment advisory agreement (the "Advisory Agreement") with Claymore Advisors, LLC ("Claymore"), for the Fund.

More specifically, at a meeting held on March 31, 2009, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the re-approval of the Management Agreement and the Advisory Agreement, respectively.


NATURE, EXTENT AND QUALITY OF SERVICES
The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Fund by Advent and Claymore under the Management Agreement and Advisory Agreement. The Board reviewed and analyzed the responses of Advent and Claymore to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees which included, among other things, information about the background and experience of the senior management and the expertise of, and amount of attention devoted to the Fund by, personnel of Advent and Claymore. In this regard, the Board specifically reviewed the qualifications, background and responsibilities of the officers primarily responsible for day-to-day portfolio management services for the Fund.

The Board evaluated the ability of Advent and Claymore, including their resources, reputation and other attributes, to attract and retain highly qualified investment professionals, including research, advisory and supervisory personnel. In this connection, the Board considered information regarding the compensation structures for the personnel of Advent involved in the management of the Fund and the personnel of Claymore involved in the management of the Fund.

Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment management and advisory services provided to the Fund by Advent and Claymore.


FUND PERFORMANCE AND EXPENSES
The Board considered the performance results for the Fund on a market price and net asset value basis over various time periods. They also considered these results in comparison to the performance results of a group of other closed-end funds that was determined to be the most similar to the Fund in terms of investment strategy ("Peer Group").

The Board received and considered statistical information regarding the Fund's total expense ratios (based on net assets applicable to common shares) and their various components. The Board also considered comparisons of these expenses to the expense information for the Fund's Peer Group.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance results and expense comparison supported the re-approval of the Management Agreement and Advisory Agreement of the Fund.


INVESTMENT MANAGEMENT FEE RATES
The Board reviewed and considered the contractual investment management fee rate and the investment advisory fee rate for the Fund (collectively, the "Management Agreement Rates") payable by the Fund to Advent and Claymore for investment management and advisory services respectively. In addition, the Board reviewed and considered all fee waiver arrangements applicable to the Management Agreement Rates and considered the Management Agreement Rates after taking all applicable waivers into account (the "Net Management Rates").

Additionally, the Board received and considered information comparing the Management Agreement Rates (on a stand-alone basis exclusive of service fee/administrative fee rates) with those of the other funds in the relevant Peer Group. The advisory fees on managed assets for the Fund were at the median of the Peer Group but expense ratios on common assets were above the median. In some cases the comparison of fees and expenses was affected by fee waivers or the unleveraged nature of a peer fund. These comparisons were also affected by fee waivers by peer funds and potentially by the extent of leverage. The Board also took note of the fact that the expense ratios of the Peer Group funds may have increased since the date as of which the information was presented, given the level of market declines in the fourth quarter of 2008 and the first quarter of 2009. The Board concluded that the fees were fair and equitable based on relevant factors, including the Fund's performance results and total expenses ranking relative to its Peer Group.


PROFITABILITY
The Board received and considered an estimated profitability analysis of Advent and Claymore based on the Net Management Rates. The Board concluded that, in light of the costs of providing investment advisory services and investment management and other services to the Fund, the profits and other ancillary benefits that Advent and Claymore received with regard to providing these services to the Fund were not unreasonable.


ECONOMIES OF SCALE
The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board concluded that the opportunity to benefit from economies of scale were diminished in the context of closed-end funds.


INFORMATION ABOUT SERVICES TO OTHER CLIENTS
The Board also received and considered information about the nature, extent and quality of services and fee rates offered by Advent and Claymore to their other clients.

After considering the above-described factors and based on the deliberations and their evaluation of the information provided to them, the Board concluded that re-approval of the Management Agreement and Advisory Agreement was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously re-approved the Management Agreement and the Advisory Agreement.



                                         SemiAnnual Report | April 30, 2009 | 29

                       This Page Intentionally Left Blank.

LCM | Advent/Claymore Enhanced Growth & Income Fund

Fund INFORMATION |

BOARD OF TRUSTEES

Randall C. Barnes

Daniel Black

Nicholas Dalmaso*

Tracy V. Maitland**
Chairman

Derek Medina

Ronald A. Nyberg

Gerald L. Seizert

Michael A. Smart


* Trustee is an "interested person" of The Fund as defined in the Investment Company Act of 1940, as amended, because of his former position as an officer of, and his equity ownership in, the Adviser and certain of its affiliates.

** Trustee is an "interested person" of The Fund as defined in the Investment Company Act of 1940, as amended.

OFFICERS

Tracy V. Maitland
President and Chief Executive Officer

F. Barry Nelson
Vice President and Assistant Secretary

Robert White
Treasurer and Chief Financial Officer

Rodd Baxter
Secretary and Chief Compliance Officer

INVESTMENT MANAGER

Advent Capital Management, LLC
New York, New York

INVESTMENT ADVISER
AND ADMINISTRATOR

Claymore Advisors LLC
Lisle, Illinois

CUSTODIAN AND TRANSFER AGENT

The Bank of New York Mellon
New York, New York

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher &
Flom LLP
New York, New York

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
New York, New York



PRIVACY PRINCIPLES OF THE FUND
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund's investment adviser and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

QUESTIONS CONCERNING YOUR SHARES OF ADVENT/CLAYMORE ENHANCED GROWTH & INCOME
FUND?

     o    If your shares are held in a Brokerage Account, contact your Broker.

     o If you have physical possession of your shares in certificate form, contact the Fund's Custodian and Transfer Agent:

     The Bank of New York Mellon, 101 Barclay 11E, New York, NY 10286; (866) 488-3559.

This report is sent to shareholders of Advent/Claymore Enhanced Growth & Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund's proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 274-2227.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (866) 274-2227 or by accessing the Fund's Form N-PX on the U.S. Securities & Exchange Commission's ("SEC") website at www.sec.gov or www.claymore.com.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC website at www.sec.gov or www.claymore.com. The Fund's Form N-Q may also be viewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.

In October 2008, the Fund submitted a CEO annual certification to the New York Stock Exchange ("NYSE") in which the Fund's principal executive officer certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE's Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund's principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund's disclosure controls and procedures and internal control over financial reporting.

NOTICE TO SHAREHOLDERS
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

                                         SemiAnnual Report | April 30, 2009 | 31

ADVENT CAPITAL MANAGEMENT, LLC

Advent Capital Management, LLC ("Advent") is a registered investment adviser, based in New York, which specializes in convertible and high-yield securities for institutional and individual investors. The firm was established by Tracy V. Maitland, a former Director in the Convertible Securities sales and trading division of Merrill Lynch. Advent's investment discipline emphasizes capital structure research, encompassing equity fundamentals as well as credit research, with a focus on cash flow and asset values while seeking to maximize total return.

INVESTMENT PHILOSOPHY

Advent believes that superior returns can be achieved while reducing risk by investing in a diversified portfolio of global equity, convertible and high-yield securities. The Fund Manager seeks securities with attractive risk/reward characteristics. Advent employs a bottom-up security selection process across all of the strategies it manages. Securities are chosen from those that the Fund Manager believes have stable-to-improving fundamentals and attractive valuations.

INVESTMENT PROCESS

Advent manages securities by using a strict four-step process:

1 Screen the convertible and high-yield markets for securities with attractive risk/reward characteristics and favorable cash flows;

2    Analyze the quality of issues to help manage downside risk;

3    Analyze fundamentals to identify catalysts for favorable performance; and

4 Continually monitor the portfolio for improving or deteriorating trends in the financials of each investment.

ADVENT CAPITAL MANAGEMENT, LLC                                       LCD
1065 Avenue of the Americas                                          LISTED
New York, New York 10018                                             NYSE(R)

LCM-SAR-0409

ITEM 2. CODE OF ETHICS.

Not applicable for a semi-annual reporting period.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for a semi-annual reporting period.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for a semi-annual reporting period.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable for a semi-annual reporting period.

ITEM 6. SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included as part of Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for a semi-annual reporting period.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) Not applicable for a semi-annual reporting period.

(b) There has been no change, as of the date of this filing, in the Portfolio Manager identified in response to paragraph (a)(1) of this Item in the registrant's most recent annual report on Form N-CSR.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of this filing and have concluded based on such evaluation that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act of 1940.

(a)(3) Not Applicable.

(b) Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act of 1940.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Advent/Claymore Enhanced Growth & Income Fund

By:      /s/ Tracy V. Maitland
         -----------------------------------------------------------------------

Name:    Tracy V. Maitland

Title:   President and Chief Executive Officer

Date:    July 6, 2009

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Tracy V. Maitland
         -----------------------------------------------------------------------

Name:    Tracy V. Maitland

Title:   President and Chief Executive Officer

Date:    July 6, 2009

By:      /s/ Robert White
         -----------------------------------------------------------------------

Name:    Robert White

Title:   Treasurer and Chief Financial Officer

Date:    July 6, 2009